UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Applix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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APPLIX, INC.
289 Turnpike Road
Westborough, Massachusetts 01581-2831
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 8, 2006
       The 2006 Annual Meeting of Stockholders of Applix, Inc. (the “Company”) will be held at the offices of WilmerHale LLP, 60 State Street, Boston, Massachusetts on Thursday, June 8, 2006 at 1:00 p.m., local time. At the meeting, stockholders will consider and vote on the following matters:

(1)	To elect two Class III Directors to serve until the 2009 Annual Meeting of Stockholders;

(2)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on April 17, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Milton A. Alpern, Secretary
Westborough, Massachusetts
April 26, 2006
      Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.

i

APPLIX, INC.
289 Turnpike Road
Westborough, Massachusetts 01581-2831
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 8, 2006
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Solicitation of Proxies
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Applix, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on June 8, 2006, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders’ instructions, and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.
      The notice of Annual Meeting, this Proxy Statement and accompanying proxy and the Company’s Annual Report for the fiscal year ended December 31, 2005 are first being mailed to stockholders on or about April 26, 2006.
Who Can Vote
      To be able to vote, you must have been a stockholder of record at the close of business on April 17, 2006. As of that date, 15,106,259 shares of common stock of the Company, constituting all of the outstanding voting stock of the Company, were outstanding. Each share of common stock will have one vote for each matter to be voted on at the Annual Meeting.
Quorum Requirement
      A majority of the number of shares of common stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for purposes of each matter to be voted on at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares that abstain or otherwise do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.
Votes Required
      The affirmative vote of the holders of a plurality of the votes cast by the holders of common stock is required for the election of directors. The affirmative vote of the holders of a majority of the votes cast on the matter is required for the ratification of the selection of the Company’s independent registered public accounting firm.
      Shares that abstain from voting as to a particular matter, and shares held in “street name” by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as votes cast on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting with respect to the election of Class III Directors and the ratification of the selection of the Company’s independent registered public accounting firm.

Beneficial Ownership of Voting Stock
      The following table sets forth the beneficial ownership of the Company’s common stock as of January 31, 2006 by: (1) each holder of 5% of more of the Company’s outstanding common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table included in this Proxy Statement, and (4) all directors and executive officers as a group.

	Number of Shares	Percentage of
	Beneficially	Outstanding
	Owned(1)	Common Stock(2)

Non-Employee Directors
Bradley D. Fire(3)	1,898,598	12.6%
John D. Loewenberg(4)	97,023	*
Peter Gyenes(5)	78,719	*
Charles F. Kane(6)	77,452	*
Alain J. Hanover(7)	76,272	*
Named Executive Officers
David C. Mahoney(8)	797,750	5.31%
Michael Morrison(9)	201,369	1.34%
Milton A. Alpern(10)	110,000	*
Craig Cervo(11)	84,539	*
All current directors and executive officers as a group (9 persons)(12)	3,337,183	22.21%

*	Less than 1%.

(1)	Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. In accordance with Securities and Exchange Commission (“SEC”) rules, each person listed is deemed to beneficially own any shares issuable upon the exercise of stock options held by him or her that were exercisable on January 31, 2006 or within 60 days after January 31, 2006; any reference in these footnotes to stock options refers only to such options, respectively.

(2)	Percentage ownership calculations are based on 15,023,318 shares of common stock outstanding as of January 31, 2006. Any shares that may be acquired upon the exercise of stock options on or prior to April 1, 2006 are deemed to be outstanding for the purpose of calculating the percentage of the outstanding common stock owned by such person or entity. These shares, however, are not considered outstanding when computing the percentage ownership of any other person or entity.

(3)	Mr. Fire’s address is 1248 E. 2100 Rd., Eudora, KS 66025. Comprised of 1,868,598 shares held by Mr. Fire and his spouse and includes 30,000 shares subject to stock options.

(4)	Includes 36,023 shares held by Mr. Loewenberg and Linda P. Loewenberg and 5,000 shares held by Ms. Loewenberg. Includes 56,000 shares subject to stock options.

(5)	Includes 18,719 shares held by Mr. Gyenes and 60,000 shares subject to stock options.

(6)	Includes 21,452 shares held by Mr. Kane and 56,000 shares subject to stock options.

(7)	Includes 62,272 shares held by Mr. Hanover and 14,000 shares subject to stock options.

(8)	Includes 65,000 shares held by Mr. Mahoney and 732,750 shares subject to stock options.

(9)	Includes 122,619 shares held by Mr. Morrison and 78,750 shares subject to stock options.

(10)	Consists of shares subject to stock options.

(11)	Includes 33,914 shares held by Mr. Cervo and 50,625 shares subject to stock options. Mr. Cervo resigned as Vice President — Product Development effective November 30, 2005.

(12)	Includes a total of 1,137,500 shares subject to stock options held by the current directors and executive officers as a group.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
Members of the Board of Directors
      The Company’s Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class I Directors, whose terms expire at the 2007 Annual Meeting; two Class II Directors, whose terms expire at the 2008 Annual Meeting; and two Class III Directors, whose terms expire at this Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).
      Set forth below are the names and certain information with respect to each director of the Company, including the nominees for Class I Directors.

Class I Directors (Terms expiring at the 2007 Annual Meeting):
      Mr. Fire, age 36, has been a director of the Company since February 2003. Mr. Fire has been the owner of Peeper Ranch, an equestrian facility, since March 2000. Mr. Fire served as a Senior Software Engineer of Go2Net, Inc., an Internet services company, from June 1998 to February 2000. Mr. Fire served as the co-Chief Executive Officer of Silicon Investor, a consumer website devoted to discussion about technology stocks, from May 1995 to June 1998.
      Mr. Loewenberg, age 65, has been a director of the Company since March 2001 and Chairman of the Board of Directors since July 2002. Mr. Loewenberg has been the Managing Partner of JDL Enterprises, a consulting company, since 1996. Mr. Loewenberg served as interim President and CEO of Wang Healthcare Information Systems, an electronic medical record solution company, from March 1998 to September 1999. Mr. Loewenberg is currently a director of DocuCorp International.

Class II Directors (Terms expiring at the 2008 Annual Meeting):
      Mr. Hanover, age 57, has been a director of the Company since July 1992. Mr. Hanover has been the Managing Director and CEO of Navigator Technology Ventures, a venture capital firm, since January 2002. He was the Managing Partner of Main Street Partners LLC, a venture capital firm, from August 2000 to December 2001. Mr. Hanover served as the President and Chief Executive Officer of InCert Software Corp., a computer software development and distribution company, from October 1997 to July 2000. Mr. Hanover served as Chairman of the Board of Directors and Chief Executive Officer of Viewlogic Systems, Inc., an engineering software company, from 1984 until May 1997.
      Mr. Kane, age 48, has been a director of the Company since March 2001. Mr. Kane has been the Senior Vice President and Chief Financial Officer of Aspen Technology, Inc., a provider of process management software and implementation services, since July 2003. He served as President and Chief Executive Officer of Corechange, Inc., an e-business access framework software provider, from May 2001 until its sale to Open Text Corporation in February 2003. From May 2000 to May 2001, Mr. Kane served as the Chief Operating Officer of Corechange. Before joining Corechange, from March 2000 to May 2000, Mr. Kane served as Executive Vice President and Chief Financial Officer of Ascential Software Corporation (formerly known as Informix Corporation), a global provider of information management software. Mr. Kane served as Executive Vice President and Chief Financial Officer of Ardent Software, Inc., a data integration software supplier, from November 1995 to March 2000 when it was acquired by Ascential.

Class III Directors (Terms expiring at this Annual Meeting; each nominated for a term expiring at the 2009 Annual Meeting):
      Mr. Mahoney, age 61, was elected interim President and Chief Executive Officer of Applix on February 28, 2003 and served in that capacity until April 22, 2003 at which time he was elected President and Chief Executive Officer. Mr. Mahoney has also been a director of the Company since October 1992. Mr. Mahoney served as Chief Executive Officer of Verbind, Inc., a provider of real-time behavioral analysis and event triggering technology, from May 2001 until February 2003, following the sale of the company to SAS Institute. Prior to joining Verbind, Mr. Mahoney served as Chairman of the Board of Directors of

LeadingSide, Inc. (formerly Dataware Technologies, Incorporated), an e-business solutions provider, from February 2000 to May 2001, and President and Chief Executive Officer of LeadingSide from January 1999 to February 2000. LeadingSide filed for bankruptcy protection in April 2001. Mr. Mahoney served as President and Chief Executive Officer of Sovereign Hill Software, Inc., a collaborative knowledge discovery software provider, from January 1998 to December 1998, when it merged with Dataware Technologies. Mr. Mahoney served as Chairman of the Board and Chief Executive Officer of ePresence, Inc. (formerly Banyan Systems, Inc.), a networking software company, from 1983 until May 1997.
      Mr. Gyenes, age 60, has been a director of the Company since May 2000. Mr. Gyenes served as the Chairman and Chief Executive Officer of Ascential Software Corporation (formerly known as Informix Corporation), a global provider of information management software, from July 2000 until its acquisition by IBM in April 2005. Mr. Gyenes was Chairman, President and Chief Executive Officer of Ardent Software, Inc., a data integration software supplier, from April 1997 until the acquisition of Ardent by Informix in March 2000. Mr. Gyenes is a member of the Board of Directors of ViryaNet. Mr. Gyenes is also a member of the Board of Trustees of the Massachusetts Technology Leadership Council.
Corporate Governance Guidelines
      The Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•	the principal responsibility of the directors is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.
Determination of Independence
      The Company’s common stock is listed on The NASDAQ Capital Market. Under NASDAQ rules, a majority of the Board of Directors must be comprised of independent directors. NASDAQ defines “independent director” as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and specifically excludes persons having certain types of relationships with the Company from being considered independent. The Board of Directors has determined that each of Messrs. Fire, Gyenes, Hanover, Kane and Loewenberg is an “independent director” under NASDAQ rules.
Director Nomination Process
      The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board of Directors.
      In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.
      Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to the Chairman of the Nominating and Corporate Governance Committee, Applix, Inc., 289 Turnpike Road, Westborough, MA 01581. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholder Communications with Directors
      The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board of Directors is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.
      Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.
      Stockholders who wish to send communications on any topic to the Board of Directors should address such communications in care of the Chairman of the Board of Directors, at Applix, Inc., 289 Turnpike Road, Westborough, MA 01581.
Attendance by Members of the Board of Directors at Meetings
      The Board of Directors met six times during 2005. Each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he then served during 2005.
      The Company’s Corporate Governance Guidelines provide that directors are expected to attend the Annual Meeting of Stockholders. Five of the Company’s six directors attended the 2005 Annual Meeting.
Board Committees
      The Board of Directors has established four standing committees — Audit, Compensation, Nominating and Corporate Governance, and Strategic Planning. Each of these committees, except the Strategic Planning Committee, operates under a charter that has been approved by the Board of Directors. Current copies of each committee’s charter are posted on the Investor Relations — Corporate Governance section of the Company’s website, www.applix.com.
      The Board of Directors has determined that all of the members of each of the Board of Directors’ four committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). In particular, the Board of Directors has determined that, although Mr. Fire falls outside the safe harbor provisions of Rule 10A-3(e)(1)(ii) under the

Exchange Act because he beneficially owns more than 10% of the Company’s outstanding common stock, Mr. Fire nevertheless meets the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee
      The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent registered public accounting firm;

•	overseeing the work of the Company’s independent registered public accounting firm, including through the receipt and consideration of certain reports from the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal staff, independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 8 of this proxy statement).
      The members of the Audit Committee are Messrs. Kane (Chairman), Fire, Gyenes, Hanover and Loewenberg. The Board of Directors has determined that Mr. Kane is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee met seven times during 2005.

Compensation Committee
      The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining the CEO’s compensation;

•	reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of the Company’s other executive officers;

•	overseeing an evaluation of the Company’s senior executives;

•	overseeing and administering the Company’s cash and equity incentive plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.
      The members of the Compensation Committee are Messrs. Gyenes (Chairman), Fire and Loewenberg. The Compensation Committee met six times during 2005.

Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Directors’ committees;

•	reviewing and making recommendations to the Board of Directors with respect to management succession planning;

•	developing and recommending to the Board of Directors corporate governance principles; and

•	overseeing the evaluation of the Board of Directors.
      The members of the Nominating and Corporate Governance Committee are Messrs. Hanover (Chairman), Kane and Loewenberg. The Nominating and Corporate Governance Committee met once during 2005.

Strategic Planning Committee
      The Board of Directors has also established a Strategic Planning Committee, which is intended to support and consult with Company management on strategic planning issues in between meetings of the Board of Directors. The members of the Strategic Planning Committee are Messrs. Gyenes and Loewenberg.
Directors’ Compensation

Cash Compensation
      Employee directors of the Company do not receive compensation for their services as directors. The non-employee directors receive annual compensation for their services as directors as follows:

•	$20,000 to each non-employee director;

•	an additional $10,000 for the non-employee director serving as the Chairman of the Board;

•	an additional $15,000 for the non-employee director serving as the Audit Committee chairman;

•	an additional $10,000 for the non-employee director serving as the Compensation Committee chairman;

•	an additional $5,000 for the non-employee director serving as the Nominating and Corporate Governance Committee chairman;

•	an additional $5,000 for each non-employee director serving as a member of the Strategic Planning Committee;

•	an additional $2,500 for each non-employee director serving as a member of the Audit Committee (excluding the Chairman of the Board and any director serving as the chairman of any committee);

•	an additional $2,500 for each non-employee director serving as a member of the Compensation Committee (excluding the Chairman of the Board and any director serving as the chairman of any committee); and

•	an additional $2,500 for each non-employee director serving as a member of the Nominating and Corporate Governance Committee (excluding the Chairman of the Board and any director serving as the chairman of any committee).
      In addition, non-employee directors are reimbursed for expenses incurred in connection with attendance at Board of Directors meetings.

Stock Options
      Pursuant to the 2003 Director Equity Plan (the “2003 Director Plan”), (1) each non-employee director received a stock option for 10,000 shares of common stock on January 1, 2004, (2) each non-employee director receives a stock option for 10,000 shares of common stock on January 1 of each year, so long as he or she continues to serve as a director and provided he or she attended at least 75% of the meetings of the Board of Directors and any committees on which he or she served in the preceding year and (3) each new non-employee director receives a stock option to purchase 10,000 shares of common stock upon such director’s initial election to the Board of Directors (an “Election Grant”). On January 1, 2006, each of Messrs. Fire, Gyenes, Hanover, Kane and Loewenberg were granted a stock option for 10,000 shares of common stock. All of the stock options described above have an exercise price equal to the fair market value of the common stock on the date of grant. Except for Election Grants, the stock options become exercisable on the first anniversary of the date of grant (or upon an earlier change in control of the Company), provided the optionee continues to serve as a director of the Company on such date; and expire seven years from the date of grant or 90 days after the optionee ceases to serve as a director. Election Grants become exercisable in two equal annual installments on the first and second anniversaries of the date of grant (or upon an earlier change in control of the Company), provided the optionee continues to serve as a director of the Company on such date.

Stock Awards
      The non-employee directors automatically receive grants of common stock of the Company on January 1 of each year as follows:

•	$5,000 worth of common stock to each non-employee director serving as a director on such date;

•	an additional $10,000 worth of common stock to the non-employee director serving as Chairman of the Board of Directors on such date;

•	an additional $2,500 worth of common stock to each non-employee director serving on the Audit Committee on such date;

•	an additional $5,000 worth of common stock to the non-employee director serving as the Chairman of the Audit Committee on such date;

•	an additional $2,500 worth of common stock to each non-employee director serving on the Compensation Committee on such date;

•	an additional $2,500 worth of common stock to the non-employee director serving as the Chairman of the Compensation Committee on such date;

•	an additional $2,500 worth of common stock to each non-employee director serving on the Nominating and Corporate Governance Committee on such date; and

•	an additional $2,500 worth of common stock to each non-employee director serving on the Strategic Planning Committee (beginning January 1, 2007).
      Such common stock shall be valued at the average closing price of the common stock on The NASDAQ Capital Market (or such other principal exchange on which the common stock is then listed, or the average of the closing bid and asked prices in the over-the-counter market, as applicable) on the five consecutive trading days ending two days prior to the date of each grant.
Report of the Audit Committee of the Board of Directors
      The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2005 and has discussed these financial statements with the Company’s management and the Company’s independent registered public accounting firm. The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent registered public accounting firm is responsible for conducting an independent audit of the

Company’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.
      The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 (as codified in AU Section 380 of the Codification of Statements on Auditing Standards) requires the Company’s independent registered public accounting firm to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
      The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent registered public accounting firm their independence from the Company.
      Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.
      By the Audit Committee of the Board of Directors.

Charles F. Kane
Peter Gyenes
Bradley D. Fire
Alain J. Hanover
John D. Loewenberg
Code of Business Conduct and Ethics
      The Company has adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted the Code on its website, which is located at www.applix.com. In addition, the Company intends to disclose on its website any amendments to, or waivers from, any provision of the Code that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

EXECUTIVE COMPENSATION AND RELATED MATTERS
Summary Compensation
      The following Summary Compensation Table sets forth certain information concerning the compensation for each of the last three fiscal years of (1) the Chief Executive Officer (the “CEO”) of the Company as of December 31, 2005, (2) the other two persons serving as executive officers as of December 31, 2005, and (3) Craig Cervo, who served as an executive officer until his resignation from the Company, effective November 30, 2005 (collectively, the “Named Executive Officers”).

				Long-Term
				Compensation

		Annual		Awards(2)
		Compensation(1)
				Number of Shares
	Fiscal			Underlying Stock	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation

David C. Mahoney(3)	2005	$275,000	$118,697	—	—
President and Chief Executive Officer	2004	$250,000	$127,160	150,000	—
	2003	$243,186	$134,176	760,000	—
Milton A. Alpern(4)	2005	$200,000	$71,937	40,000	—
Chief Financial Officer and Treasurer	2004	$180,000	$85,152	75,000	—
	2003	$97,500	$42,283	125,000	—
Craig Cervo(5)	2005	$183,333	$25,493	15,000	$81,666	(6)
Vice President — Product Development	2004	$190,000	$49,259	—	—
	2003	$190,000	$58,120	87,500	—
Michael Morrison(7)	2005	$180,000	$111,018	15,000	—
Vice President — Worldwide Field Operations	2004	$96,250	$60,699	200,000	—

(1)	Other annual compensation in the form of perquisites and other personal benefits has been omitted, in accordance with the rules of the SEC, as the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for each executive officer in each fiscal year covered.

(2)	The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during any fiscal year covered.

(3)	Mr. Mahoney served as interim President and Chief Executive Officer of the Company from February 28, 2003 to April 22, 2003 and has served as President and Chief Executive Officer since April 22, 2003.

(4)	Mr. Alpern became the Chief Financial Officer and Treasurer of the Company on June 16, 2003.

(5)	Mr. Cervo resigned as Vice President — Product Development effective November 30, 2005.

(6)	Consists of amounts paid in connection with Mr. Cervo’s resignation, including a severance payment in the amount of $57,692 and payment for accrued vacation in the amount of $23,974.

(7)	Mr. Morrison became the Vice President — Worldwide Field Operations on July 28, 2004. Mr. Morrison was not an executive officer of the Company prior to 2004.

Stock Option Grants
      The following table sets forth information regarding the granting of stock options during 2005 to the Company’s Named Executive Officers:

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Shares	Total Options			Price Appreciation
	Underlying	Granted to			for Option Term(2)
	Options	Employees in	Exercise Price
Executive Officer	Granted	Fiscal Year	per Share(1)	Expiration Date	5%	10%

David C. Mahoney	—	0.00%	—	—	—	—
Milton A. Alpern	40,000	5.42%	$4.94	1/7/2012	$80,443	$187,467
Craig Cervo(3)	15,000	2.03%	$4.94	1/7/2012	$30,166	$70,300
Michael Morrison	15,000	2.03%	$4.94	1/7/2012	$30,166	$70,300

(1)	These stock options are intended to be incentive stock options at the time of grant (to the extent they qualify therefor). These stock options vest in equal installments every six months over a four-year period, accelerate in full upon a change of control of the Company and generally terminate ninety days following termination of the executive officer’s employment with the Company or on the expiration date, whichever occurs earlier. The exercise price of each stock option is equal to the fair market value per share of the common stock on the date of grant.

(2)	Amounts represent hypothetical gains that could be achieved for the respective stock options if exercised at the end of the stock option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective stock options were granted to their expiration date. The grants shown are net of the stock option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the stock option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the common stock, the optionholder’s continued employment through the stock option period, and the date on which the stock options are exercised.

(3)	Mr. Cervo resigned as Vice President — Product Development effective November 30, 2005.

Stock Option Exercises and Holdings
      The following table sets forth certain information concerning the number and value of exercised stock options during the year ended December 31, 2005 by each of the Company’s executive officers and the number and value of unexercised stock options held by each of the Company’s Named Executive Officers on December 31, 2005.

Number of Shares
Underlying
			Unexercised Options	Value of Unexercised
			at Fiscal Year-End	In-the-Money Options at
	Shares Acquired on		Exercisable/	Fiscal Year-End(2)
Name	Exercise(#)	Value Realized(1)	Unexercisable	Exercisable/ Unexercisable

David C. Mahoney	5,000	$12,830	714,000/225,000	$3,762,728/$1,040,625
Milton A. Alpern	—	—	95,625/128,750	$434,144/$ 480,569
Craig Cervo	169,032	$890,777	66,816/ 45,938	$230,491/$ 216,697
Michael Morrison	—	—	76,875/138,125	$221,925/$ 393,475

(1)	Represents the difference between the stock option exercise price and the closing price of the common stock on the date of exercise.

(2)	Represents the closing price of the common stock on December 30, 2005, the last trading day of 2005 ($7.30 per share), less the stock option exercise price.
Equity Compensation Plan Disclosure
      The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2005:

Number of securities
remaining available for
	Number of securities to	Weighted-average		future issuance under
	be issued upon exercise	exercise price of		equity compensation plans
	of outstanding options,	outstanding options,		(excluding securities
Plan Category	warrants and rights	warrants and rights		reflected in column(a))

	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)	3,467,812	$3.45	(2)	1,457,048	(3)
Equity compensation plans not approved by security holders	—	N.A.		—
Total	3,467,812			1,457,048

(1)	Consists of the following equity compensation plans: the 1994 Equity Incentive Plan (“1994 Equity Plan”), the 1996 Director Stock Option Plan, the 2001 Employee Stock Purchase Plan (the “2001 ESPP”), the 2003 Director Plan and the 2004 Equity Incentive Plan (the “2004 Plan”).

(2)	Excludes an aggregate of 30,914 shares issuable in connection with the current offering period under the 2001 ESPP; such shares are included in column (c) of the table.

(3)	Consists of 383,801 shares issuable under the 2001 ESPP, 141,372 shares issuable under the 2003 Director Plan, and 931,875 shares issuable under the 2004 Plan.
Retention Arrangements
      The Company entered into an Executive Change-in-Control Agreement with Mr. Cervo in April 2003 and Mr. Samanta in January 2006 and a Retention Agreement with Mr. Mahoney in May 2003, Mr. Alpern in June 2003 and Mr. Morrison in June 2004. The agreements provide for certain severance benefits in the event the executive’s employment is terminated under specified circumstances. Each agreement expires on December 31, 2006, provided that (i) each agreement is subject to automatic one-year extensions unless prior notice of agreement termination is given by the Company and (ii) the executive is entitled to the severance benefits provided therein if a change in control occurs during the term of the respective agreement and the executive’s employment is terminated under specified circumstances within 12 months after such change in control (even if such employment termination date is after the termination date of the applicable agreement). Upon a change in control, all outstanding stock options of the executive become exercisable in full irrespective of whether an employment termination occurs.
      Mr. Cervo resigned from the Company on November 30, 2005. He is not entitled to any payments under the Executive Change-in-Control Agreement and the agreement was terminated upon Mr. Cervo’s termination date. In connection with his resignation, Mr. Cervo and the Company entered into a letter agreement, dated October 26, 2005. Pursuant to this agreement, the Company agreed to pay Mr. Cervo a severance payment equal to 15 weeks’ base salary, continued option vesting and employee benefits during the 15-week period following his termination of employment, and the acceleration of stock options for 12,812 shares.
      If Mr. Mahoney’s employment is terminated by the Company without cause or by Mr. Mahoney for good reason within 12 months following a change in control, Mr. Mahoney will receive a continuation of base salary during the one-year period following employment termination. If Mr. Mahoney’s employment terminates without cause or for good reason at any time other than within 12 months following a change in control, Mr. Mahoney will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the one-year period following employment termination.
      If Mr. Alpern’s employment is terminated by the Company without cause or by Mr. Alpern for good reason within 12 months following a change in control, Mr. Alpern will receive a continuation of base salary during the six-month period following employment termination. If Mr. Alpern’s employment is terminated by the Company without cause or by Mr. Alpern for good reason at any time other than within 12 months following a change in control, Mr. Alpern will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the six-month period following employment termination.
      If Mr. Morrison’s employment is terminated by the Company without cause or by Mr. Morrison for good reason within 12 months following a change in control, Mr. Morrison will receive a continuation of base salary during the six-month period following employment termination. If Mr. Morrison’s employment is terminated by the Company without cause or by Mr. Morrison for good reason at any time other than within 12 months following a change in control, Mr. Morrison will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the six-month period following employment termination.
      If Mr. Samanta’s employment is terminated by the Company without cause or by Mr. Samanta for good reason within 12 months following a change in control, Mr. Samanta will receive a continuation of base salary during the three-month period following employment termination.
      If the amount of severance payments to the executives following a change in control exceeds certain limits (generally three times the average of such executive’s compensation over the previous five years), a portion of the amount will be subject to an excise tax payable by the executive and will not be deductible by the Company under the United States Internal Revenue Code of 1986, as amended (the “Code”).
Compensation Committee Interlocks and Inside Participation
      The Compensation Committee currently consists of Messrs. Gyenes, Fire and Loewenberg. No member of the current Compensation Committee has been an officer or employee of ours at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Compensation Committee Report On Executive Compensation

General
      The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors (the “Committee”), which throughout 2005 was comprised of three non-employee directors. The Committee is responsible for determining the salaries of, establishing bonus programs for, and granting stock options to, the Company’s executive officers and for overseeing compensation programs and strategies for the entire Company. In making decisions regarding executive compensation, the Committee receives and considers input from the Company’s Chief Executive Officer.
      The Committee has three general goals in determining executive compensation. First, the Committee seeks to provide incentive for, and to reward, the attainment of objectives for the benefit of the Company and its stockholders. Second, the Committee seeks to compensate executive officers in a manner that enables the Company to attract and retain talented executive officers who can contribute to the success of the Company. Third, the Committee seeks to set the compensation of each executive at a level that it believes is fair, based on both the executive officer’s relative contribution to the Company and the compensation levels of similarly situated executive officers in comparable companies.
      The Company’s executive compensation consists of three principal elements: salary, bonuses and equity grants.
      In establishing base salaries for executive officers, the Committee considers numerous factors such as the executive’s responsibilities, the executive’s importance to the Company, the executive’s performance in the prior year, historical salary levels of the executive, and the salaries of executive officers at certain other companies whose business and/or financial situation is similar to that of the Company. To the extent it deems it appropriate, the Committee also considers general economic conditions within the area and within the industry. Based on these factors and considerations, the Committee elected to increase Mr. Mahoney’s 2006 annual base salary from $250,000 in 2004 to $275,000 in 2005.
      The Committee believes that it is important to tie a significant portion of the compensation of executive officers to the attainment of corporate success, thus aligning the objectives and rewards of Company’s executive officers with those of the stockholders of the Company. For 2005, the Committee established a bonus program for the executive officers based on a variety of corporate objectives, including revenue, net income and cash balance goals, and the attainment of individual objectives. Under this bonus program, each current executive officer was assigned a target total bonus, which ranged up to $180,000 (in the case of Mr. Morrison). The target bonuses were comprised of quarterly target bonuses and an annual target bonus. For Mr. Mahoney, Mr. Alpern and Mr. Cervo, quarterly bonuses were based on revenue objectives (50% of target quarterly bonus) and net income objectives (50% of target quarterly bonus). For Mr. Morrison, quarterly bonuses were based on revenue objectives (55% of target quarterly bonus) and net income objectives (45% of target quarterly bonus). Each executive officer was also eligible for an annual bonus based on the attainment of individual objectives as determined by the Compensation Committee in consultation with Mr. Mahoney. For 2005, the total bonus payments for executive officers, excluding Mr. Cervo, ranged from 62% to 72% of the applicable target total bonus. Mr. Cervo received quarterly bonuses for the first, second and third quarters of 2005, which bonuses, in the aggregate, were equal to 72% of his quarterly target bonuses for the first, second and third quarters of 2005. Mr. Cervo resigned from the Company effective November 30, 2005 and did not receive a quarterly bonus for the fourth quarter of 2005 or an annual bonus based upon individual objectives. Messrs. Mahoney, Alpern and Morrison received 100% of their target annual bonus based upon individual objectives.
      The Committee also uses stock options as a significant element of the compensation package of executive officers, because it believes stock options provide an incentive to executive officers to maximize stockholder value and because they compensate executive officers only to the extent that the Company’s stockholders receive a return on their investment. Moreover, because stock options granted to executive officers generally become exercisable over a four-year period and terminate upon or shortly after the termination of the executive’s employment with the Company, stock options serve as a means of retaining these executive officers. In determining the total number of shares of common stock to be covered by stock option grants to executive officers in a given year, the Committee takes into account the number of shares of common stock covered by, and the exercise price of, outstanding stock options, the number of shares reserved for issuance under the Company’s stock option plan, any promotions that occur during the year, recommendations of management concerning stock option grants to employees below executive level, the Company’s projected hiring needs for the coming year and the recent performance of the Company. In making individual stock option grants to executive officers, the Committee considers the same factors considered in the determination of base salary levels, recent promotions, as well as the stock and stock option holdings of each executive and the exercise price and remaining vesting schedule of such executive’s stock options.
      In determining the compensation of the Chief Executive Officer, the Committee considered the same factors and goals that it used in determining the compensation of the other executive officers.

Compliance with Internal Revenue Code Section 162(m)
      Under Section 162(m) of the Code, compensation in excess of $1.0 million paid to the chief executive officer and four other most highly compensated executive officers of a public company generally will not be deductible by the company for federal income tax purposes. Certain performance-based compensation, however, is excluded from this limitation if certain requirements are met. Most stock option grants under the Company’s stock option plans are intended to comply with the performance-based exception to Section 162(m), thus excluding from the Section 162(m) limitation the income recognized by executive officers pursuant to stock options. The Committee intends to review periodically the potential effect of Section 162(m) and may in the future decide to structure certain other executive compensation programs so that they comply with the performance-based requirements of Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the plans will meet the performance-based requirements under Section 162(m). In addition, the Committee reserves the right to use its judgment to grant stock options and authorize compensation payments that do not comply with the performance-based exceptions in Section 162(m) of the Code when the Committee believes such stock options and payments are appropriate and in the best interests of stockholders, after taking into consideration changing business conditions or the officer’s performance.
      By the Compensation Committee of the Board of Directors.

Peter Gyenes
Bradley D. Fire
John D. Loewenberg

COMPARATIVE STOCK PERFORMANCE GRAPH
      The following graph compares the cumulative total stockholder return on the common stock of the Company between December 31, 2000 and December 31, 2005 with the cumulative total return of (1) the CRSP Total Return Index for The NASDAQ Stock Market (U.S.) (the “NASDAQ Composite Index”) and (2) NASDAQ Computer & Data Processing Index (the “NASDAQ Computer Index”) over the same period. The Company historically included a comparison to the Standard & Poor’s Computer (Software and Services) Index (the “S&P Computer Index”), which ceased being published as of December 31, 2001. The Company selected the NASDAQ Computer Index in lieu of the S&P Computer Index. This graph assumes the investment of $100.00 on December 31, 2000 in the Company’s common stock and assumes any dividends are reinvested.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG APPLIX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*	$100 invested on 12/31/00 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

	12/00	12/01	12/02	12/03	12/04	12/05

APPLIX, INC	$100.00	$56.00	$44.40	$141.20	$204.00	$292.00
NASDAQ STOCK MARKET (U.S.)	$100.00	$79.08	$55.95	$83.35	$90.64	$92.73
NASDAQ COMPUTER & DATA PROCESSING	$100.00	85.09	62.20	80.62	94.66	$94.83

PROPOSAL 1 — ELECTION OF DIRECTORS
      The persons named in the enclosed proxy will vote to elect each of David Mahoney and Peter Gyenes as Class III Directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. Each of the nominees is currently a Class III Director of the Company. Each of Mr. Mahoney and Mr. Gyenes has indicated his willingness to serve, if elected, but if any of such persons should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors. Proxies may not be voted for a greater number of persons than the number of nominees named herein. The Board of Directors recommends that you vote “FOR” the election of Messrs. Mahoney and Gyenes.
PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
      The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2006. Although stockholder approval of the selection of Deloitte & Touche LLP is not required by law, the Company’s Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If the proposal is not approved by the Company’s stockholders at the 2006 Annual Meeting, the Audit Committee may reconsider its selection of Deloitte & Touche LLP. The Board of Directors believes ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 is in the best interests of the Company and its stockholders and recommends a vote “FOR” this proposal.
      Representatives of Deloitte & Touche LLP are expected to be present at the 2006 Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.
Independent Registered Public Accounting Firm’s Fees and Other Matters

Independent Registered Public Accounting Firm’s Fees
      The following table summarizes the fees that Deloitte & Touche LLP billed to the Company for each of the last two fiscal years.

	Fiscal Year 2005	Fiscal Year 2004

Type of Fee	Total	Total

Audit Fees(1)	$367,000	$327,000
Audit Related Fees(2)	$—	$—
Tax Fees(3)	$169,000	$221,000
All Other Fees(4)	$—	$—

Total	$536,000	$548,000

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. The Company did not pay any audit-related fees in 2004 or 2005 to Deloitte & Touche LLP.

(3)	Tax fees in fiscal year 2005 consist of tax compliance, tax advice and tax planning services. Tax fees in fiscal year 2004 consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original tax returns and tax planning and reporting services, accounted for $144,000 in 2005 and $114,000 in 2004. Tax advice and tax planning services, which relate to assistance with tax audits, employee benefit plans and a transfer price study, accounted for $25,000 in 2005 and $107,000 in 2004. None of the tax fees billed in 2004 or 2005 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

(4)	The Company did not pay any other fees in 2004 or 2005 to Deloitte & Touche LLP.

Pre-Approval Policies and Procedures
      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
      The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve specific audit and permitted non-audit services to be provided to the Company by its independent registered public accounting firm, and the associated fees, provided the approved services involve fees of less than $10,000 in any particular instance. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Leased Employees
      In connection with its engagement to audit our consolidated financial statements for the year ended December 31, 2005, Deloitte & Touche LLP has informed us that no work was performed by persons other than its full-time, permanent employees.
OTHER MATTERS
      The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
      All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.
Stockholder Proposals
      Proposals of stockholders intended to be included in the Company’s proxy statement for the 2007 Annual Meeting of Stockholders must be received by the Company at its principal office not later than December 27, 2006.

      If a stockholder who wishes to make a proposal at the 2007 Annual Meeting — other than one that will be included in the Company’s proxy materials — does not notify the Company by March 12, 2007, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.
      With respect to nomination of directors for election at the 2007 Annual Meeting, stockholders nominating candidates must provide notice to the Company complying with the provisions of Section 1.9 of the Company’s Bylaws. Such notice must be provided to the Company no earlier than February 8, 2007 and no later than March 10, 2007.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and the holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of copies of reports filed by the directors and executive officers of the Company pursuant to Section 16(a) or written representations by the persons required to file these reports, the Company believes that during 2005 all filing requirements of Section 16(a) were satisfied.
Householding of Annual Meeting Materials
      We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Applix, Inc., 289 Turnpike Road, Westborough, Massachusetts 01581, (508) 870-0300, Attention Investor Relations. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

Milton A. Alpern, Secretary
April 26, 2006
      The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy card in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

PROXY	PROXY
APPLIX, INC.
ANNUAL MEETING OF STOCKHOLDERS — JUNE 8, 2006
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF APPLIX, INC.
     The undersigned, having received notice of the Annual Meeting of Stockholders (the “Annual Meeting”) of Applix, Inc. (the “Company”) and management’s Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Milton A. Alpern and Patrick J. Rondeau, and each of them (with full power of substitution), as proxies of the undersigned to attend the Annual Meeting to be held on Thursday, June 8, 2006 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.
     Attendance of the undersigned at the Annual Meeting or at any adjourned session thereof will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually.
     IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF.
(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS
APPLIX, INC.
JUNE 8, 2006
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.  ☒
1.	To elect David Mahoney and Peter Gyenes as Class III Directors of the Company:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Nominees:	¡ David Mahoney
¡ Peter Gyenes
2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN
☐	☐	☐

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH ELECTION TO OFFICE OR PROPOSAL.
     To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Stockholder	Date

Signature of Stockholder	Date
     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title. If signer is a partnership, please sign in partnership name by authorized person.